

# The LGL Group, Inc.

(AMEX: LGL)

**Investor's Conference Call**
**January 6, 2010**

## Investor's Conference Call - 06.Jan.2010

*Safe Harbor Statement*

This document includes certain "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. In addition, non-GAAP financial measures may be presented. These statements are based on management's current expectations and are subject to uncertainty and changes in circumstances. Actual results may differ materially from these expectations due to changes in global political, economic, business, competitive, market and regulatory factors. More detailed information about those factors is contained in The LGL Group's filings with the Securities and Exchange Commission.

These risks and uncertainties are described in more detail in The LGL Group's Annual Report, and in The LGL Group's Form 10-K, 10-Q and 8-K reports, and exhibits to those reports filed with the Securities and Exchange Commission.

## Investor's Conference Call - Jan 6, 2010
*Agenda*

- Overview of The LGL Group
- Markets and Products
- Financial Outlook
- Strategic Discussions
- Key Investment Considerations
- Question and Answer






# Overview of
# The LGL Group

## Overview of The LGL Group
*Highlights*

**We are a publicly traded global corporation…**

- Businesses have been operating since 1965
- Approximately $30 million of annual revenue
- Globally diversified revenue base (approx. 50% overseas)
- Stock price of $3.29 @ 12/31/2009 (2-year high of $10.35)
- Market Capitalization of $7.3 million
- Improving capital position for expansion into new markets
- Total worldwide market opportunity of $4 billion annually

**Our brand in the market is MtronPTI…**

- Design, manufacture and market high end electronic components for precision frequency/timing applications
- Superb engineering expertise and recognized brand
- B2B, OEM, blue chip global customers
- Established presence in some of the fastest growing electronic segments of military, instrumentation, avionics, orbital space, mobile, and others









## Overview of The LGL Group
*Mission Statement*

**Our mission is to:**

- ✓ Be a leader in the design of custom frequency control and filter products within the Military-Instrumentation-Space-Avionics (MISA) and Telecommunications market segments;
- ✓ Build value for our customers through broad product offerings and supply chain flexibility; and
- ✓ Create shareholder value through efficient allocation of capital resources

## Overview of The LGL Group
*Operating Highlights*

**Global manufacturing and sales infrastructure**

- Headquarters in Orlando, FL
- 71,000 square feet of manufacturing facility in Orlando with Department of Defense secret security clearance
- 28,000 square feet of manufacturing facility in Yankton, South Dakota for low cost labor operation
- 13,000 square feet of manufacturing facility in Noida, India for mature products
- Productive sales presence in China

**Focus on organic growth and profitability**

- Experienced management team focused on cost controls and worldwide supply chain efficiency
- Recurring global customer base with decades of history doing business with them
- Future sales opportunities in new and emerging markets
- Positioned well as a preferred supplier of complementary electronic components to our OEM customers

## Overview of The LGL Group

*Today's Strengths and Challenges*

### Our Historical Strengths

- High quality products at the top end of the market
- Great brand equity in the marketplace
- Solid blue chip customer base comprised of global industrial companies
- Long and successful history in the frequency/timing components marketplace
- Global base of operations and sales infrastructure

### Recent Challenges

- Global economic slowdown
- Reliance on single line of product family
- Cost and resource alignment across multiple facilities and geographies
- High fixed cost infrastructure requires scale to economize

## Overview of The LGL Group

*Positioned for Profitable Growth*

### Top Line Revenue Opportunities

- Focused on specialty products in Military-Instrumentation-Space-Avionics (MISA) markets for growth
- Expanded sales coverage into the emerging high-growth markets of India and China
- Leverage existing preferred supplier relationships with OEM customers to sell complementary products
- Diversify into new product lines through opportunistic partnerships

### Bottom Line Margin Improvement

- Realigned cost structure to eliminate areas of waste and inefficiency
- Better coordinated operations across three global manufacturing plants to become a true integrated manufacturer
- Planning to offshore more high end work to top engineering talents in India facility at a much lower cost base

# Markets and Products

## Markets and Products
*Key Market Dynamics*

**Large, fragmented global market**

- Total market for frequency/timing components estimated at $4 billion
  - 26% North America
  - 21% Europe
  - 50% Asia Pacific
- Majority of market focused on low end, commodity products
  - 80% supplies to the standardized electronics sector ($3.2 billion market)
  - 20% plays in the specialized component market ($800 million potential)
- Largest players are focused on the commodity segment
  - Epson-Toyocom of Japan and NDK of Japan

**We are well-positioned for expansion**

- Global OEMs exited the business a long time ago because it's non-core to their operations
- Our manufacturing platform and sales apparatus are global in scale
- We offer high quality engineering talent and sophisticated designs
- Loyal and established blue chip customer base that values our brand
- Ability to leverage our infrastructure for scale and scope economies

## Markets and Products

*Market Segments*


Distribution & Other 10%
Military & Aerospace 31%
Telcom 47%
Test & Measurement 7%
Medical & Industrial 5%

**Available Global Market: $800 Million**

## Markets and Products

*Our Target Segments*

**Military, Instrumentation, Space, and Avionics (MISA)**

- Radar/Navigation
- Communications
- Electronic warfare
- Weaponry
- Instrumentation (Test & Measurement)





**Telecommunications & Networking Infrastructure**

- Cell phone base stations
- Microwave radios for point-to-point and point-to-multipoint applications
- Switches and routers





## Markets and Products

*Product Philosophy*

**A leveraged single line business focused on highly-engineered products...**

- Significant potential for highly-engineered "Value Chain" products
  - Expand into available markets at key customers
  - Higher revenue per unit
  - Higher gross margins

- Reinforce partnership with OEM customers
  - Reduce customers' time-to-market
  - Save customers' money
  - Optimize customers' engineering resources

- Expanded industry footprint
  - Energy exploration devices
  - Homeland security
  - Military Personnel Protection

## Markets and Products

*Long-Term Product Goal*


Value Chain
Components
Integrated Products
Subsystems
Early Stages
Entering marketing partnerships and joint ventures

**Guiding principles for new products:**

- Technically-advanced
- Higher revenue per unit
- Higher gross margins
- Blue-Chip OEM customers

# Financial Outlook

# Financial Summary
*Revenue Trend*



LGL Consolidated Revenue
($MM)
$50
$45
$40
$35
$30
$25
$20
$15
$10
$5
$0
$46
$42
$40
$40
$32
FY 2005
FY 2006
FY 2007
FY 2008
TTM
(as of Q3 2009)

**Note:** Revenues for 2005 and a portion of 2007 includes Lynch Systems, whose operating assets were sold in 2007.

## Financial Summary
*Income Statement Trends*

| ($ in millions, except EPS) | FY 2006 | FY 2007 | FY2008 | TTM (as of Q3 2009) |
|---|---|---|---|---|
| **Revenue** | **$41.5** | **$39.5** | **$40.2** | **$32.1** |
| **Gross Profit** | **12.2** | **10.2** | **10.4** | **7.0** |
| *% Margin* | *29.5%* | *25.8%* | *25.9%* | *21.8%* |
| **EBITDA** | **0.6** | **0.3** | **0.2** | **(1.7)** |
| *% Margin* | *1.5%* | *0.8%* | *0.4%* | *(5.3%)* |
| **Net Income** | **1.0** | **(0.6)** | **(1.3)** | **(3.0)** |
| *% Margin* | *2.3%* | *(1.5%)* | *(3.2%)* | *(9.4%)* |
| **Earnings per Share** | **0.44** | **(0.26)** | **(0.60)** | **(1.36)** |

**Financial Summary**

*Capital Position as of 30.Sep.2009*

| | |
|---|---|
| Total Assets: | $ 18.3 million |
| Net Working Capital: | $ 6.8 million |
| Cash and ST Investments: | $ 4.6 million |
| Long Term Debt: | $ 3.0 million |
| Shareholders' Equity: | $ 8.3 million |
| Available Line of Credit: | $ 1.6 million |

***The Company's banking relationships remain strong. However, management is constantly reviewing its credit facilities to ensure that the Company has the greatest flexibility to fund its working capital needs as incremental growth begins.***

## Financial Summary

*Key Trading Statistics*

| | | |
|---|---|---|
| – Total Shares Outstanding* | = | 2.2 million |
| – Stock Price 12/31/2009 | = | $3.29 |
| – Equity Market Value | = | $7.3 million |
| – Current Liabilities* | = | $6.9 million |
| – Cash* | = | $4.6 million |
| – Tangible Net Worth* | = | $8.2 million |
| **2-Year Stock Price Range** | **=** | **$1.29 - $10.35** |

** Data as of Sept. 30, 2009*

## Financial Summary
*Order Backlog*


($000's at quarter end)
$14,000
$12,000
$10,000
$8,000
$6,000
$4,000
$2,000
$-
8,182
9,333
8,293
13,221
Q4 2008
Q1 2009
Q2 2009
Q3 2009

- Significant bookings during Q3 2009 has increased the total backlog by 59% compared to Q2 2009
- The backlog supports the Company's ability to realize meaningful revenue growth for Q4 2009 and Q1 2010

## Financial Summary

*Gross Margin Analysis*



35.0%
30.0%
25.0%
20.0%
15.0%
10.0%
5.0%
0.0%
22%
2%
1%
3%
2%
30%
GM Q3 2009 (TTM)
Volume Effect
Materials
Labor & Benefits
Fixed
GM2010 (Projected)

- This chart represents management's best assessment of what will contribute to gross margin improvement during future quarters.
- The benefits of initiatives undertaken in 2009 will continue to contribute into 2010.

## Financial Summary
*Key Takeaways*

**Improving Macro Market Conditions**

- MISA companies are leading the recovery as a promising growth segment
- Solid bookings in 3rd and 4th quarters as key MISA and Telecom customers are rebuilding their inventories over rising industrial demand
- Current pipeline for 2010 over $40 million in verbal commitments by top 15 customers on top of the solid fourth quarter bookings figures
- 2010 top line growth expected to exceed 10% with improved bottom line performance with a marquee list of blue chip customers

**Promising Organizational Dynamics**

- Defined timeline to align resources into the best manufacturing locations to maximize efficiencies
- 2009 right sizing resulting in permanent annual savings of over $3 Million across the entire enterprise
- Operating efficiencies provide the potential to deliver gross margins up to 30%, a respectable industry-wide figure
- Defined path to top line growth and improved bottom line in 2010

# Strategic Discussions

## Strategic Discussions

*Recent Activity*

**Over last nine months, we have engaged in strategic dialogues with several of our market participants regarding joint ventures, marketing partnerships, and synergistic competencies. Our key motives have been:**

- Opportunity for product portfolio expansion
  - Continue to provide discrete filters, crystals, and oscillators
  - Embed into integrated circuits and core platforms
- Comprehensive coverage of telecom, technology, and MISA market segments by leveraging respective sales and product competencies
  - Consolidate position as the "one-stop" vendor to top customers
  - Expand into growing geographies of India and China
- Cross-sell and up-sell opportunities of complementary products
  - Integrate deeper into customer's broader product portfolio
  - Perceived as a critical integrated vendor vs. "one-trick pony"
- Exploit higher gross margin potential
  - Reduced material costs through larger quantity buying
  - Improve manufacturing operations with shared know-how
  - Reduce redundant CapEx and more fully utilize existing capacity

## Strategic Discussions

*Potential for Business Combinations*

**As a result of these strategic discussions, we were approached regarding a potential combination, including expressions of interest to acquire the Company.**

**Major incentives for a potential combination might include:**

- Reduced sales expenses through consolidation and better leverage for third party commission rates
- Reduced engineering expenses through elimination of redundant product development programs
- Reduced administrative expenses by eliminating accounting/finance and other duplicative administrative costs

## Strategic Discussions
*Internal M&A Process*

**To address the external interest in acquiring our Company, a Special Committee of the Board was formed comprised of independent directors.**

- No purchase offer has been proposed to date despite the indications of interest
- In light of recent top line improvement and bottom line path to profitability, management believes that these factors will create significant shareholder value beyond the current stock price.
- The Board of Directors, as part of its fiduciary duty to all the shareholders, will continue to keep its options open for the company if serious firm combination offers are presented that are fair and value maximizing

# Key Investment Considerations

## Key Investment Considerations

*Strategic Direction*

**Right-size the Company for today's macro economic conditions**

- Clear focus on cash flow and cash preservation
- Realigned manufacturing resources to take advantage of each location's primary competencies

**Relentless focus on improving margins**

- Focused engineering work for higher revenue products
- Expanded use of India manufacturing facility
- Grow in the use of Asian contract facilities
- Align U.S. operations to maximize efficiencies

**Preserve and grow core engineering expertise**

- Engineer and expand "Value Chain" product offerings
- Leverage relationships with integrated circuit (ASIC) companies
- Go to market with new technology companies and leverage our access to key OEM's

## Key Investment Considerations
*Strategic Direction*

**Maintain key OEM relationships**

- Increased focus on customer service and building supply chain flexibility for our customers
- Maximize contract positions for 2010 and beyond

**Expand OEM position in China and India**

- Leverage supplier and partner relationships
- Grow with U.S. OEM manufacturers into Asia

**Expand Product Offerings**

- Growth from sourcing partners for complementary products
- Fill gaps in our offerings to OEM customers

## Key Investment Considerations

*Compelling Investment Opportunity*

**The Company's attributes include:**

- Established reputation for high quality and innovation
  - Custom engineering capabilities and advanced technological designs
  - Platform for growth into existing customer base
- Global manufacturing and sales presence
  - Target high growth electronic verticals (military, avionics, orbital space, instrumentation, mobile communications) in developed markets
  - Positioned for expansion into emerging growth markets of India and China
  - Leverage preferred position with OEM customers for complementary products
- Talented new management team in place
  - Dedicated focus on new revenue opportunities
  - Relentless drive to streamline cost structure and global supply chain

## Key Investment Considerations

*Blue-Chip Customer Base*

**The Company has a long history of providing custom-engineered, high-value products to a roster of blue chip global OEM customers...**

## Key Investment Considerations

*Improved Investor Relations*

**During 2010, the Company expects to improve investor relations by...**

- Improve operating earnings and move to positive net income
- Provide regular updates to the Company's stakeholders through the following:
  - Periodic conference calls at least twice annually
  - Updates through media sources such as the Wall Street Reporter
  - Earnings releases in advance of quarterly financial reports
- Improved investor relations information on Company website
  - Revamped website with more information, including recent slide presentations and conference call playback capability
  - Updated lists of press releases and SEC filings
- Participation in selected upcoming investor conferences

## Key Investment Considerations

*Summary*


Streamlined Company Structure
Improved Focus
Markets Where Engineered Products Bring Value & Growth Potential
Improved Transparency and Investor Relations
Blue-Chip Customer Base
Path to Organic Growth & Profitability
LGL

## Question and Answer

**Visit us:**

www.lglgroup.com
www.mtronpti.com

**Contact us:**

**Greg Anderson, President and CEO**
(E-mail: ganderson@lglgroup.com)

**LaDuane Clifton, Corporate Controller**
(E-mail: lclifton@lglgroup.com)

**Voice: (407) 298-2000**







